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                                                                     Exhibit 4.8

    SPECIMEN OF SERIES A CONVERTIBLE PAY-IN-KIND PREFERRED STOCK CERTIFICATE

                                     (FRONT)

                         INCORPORATED UNDER THE LAWS OF
                                    DELAWARE

NUMBER                                                                    SHARES

                              WCA WASTE CORPORATION

This Certifies that ______________________________________________________is the
registered holder of ____________________________________________________ Shares
of Series A Convertible Pay-In-Kind Preferred Stock, $0.01 par value per share, of WCA Waste Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal be hereunto affixed this ___________________ day of ____________ A.D. 20__

       /s/ Joseph J. Scarano, Jr.                         /s/ Ed Menger
       --------------------------                    ---------------------------
              Vice President       (CORPORATE SEAL)     Assistant Secretary

     THERE ARE RESTRICTIONS UPON THE SALE OR OTHER DISPOSITION OF THE SHARES
        EVIDENCED BY THIS CERTIFICATE AS SET FORTH ON THE REVERSE HEREOF.

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                                    (REVERSE)

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDER'S AGREEMENT DATED AS OF ________, 2006, BETWEEN WCA WASTE CORPORATION AND CERTAIN STOCKHOLDERS OF WCA WASTE CORPORATION NAMED THEREIN AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF WCA WASTE CORPORATION.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND DELIVERY TO WCA WASTE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THOSE LAWS, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

                              WCA WASTE CORPORATION

                                   CERTIFICATE
                                       FOR

                     ---------------------------------------
                                     SHARES

                                       OF

                        SERIES A CONVERTIBLE PAY-IN-KIND
                                 PREFERRED STOCK
                                 $0.01 PAR VALUE

                                    ISSUED TO

                   -------------------------------------------

                                      DATED

                   -------------------------------------------

 For Value Received, ____________________________ hereby sell, assign and transfer unto ________________________________________________________________
__________________________________________________________________________Shares
Represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
           Dated_________   __________
               In presence of _________________________

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.